                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:   May 15, 2001
                                          ------------
                       (Date of earliest event reported)


                              Cheap Tickets, Inc.
                              -------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                         000-25279                        99-0338363
------------------------------            ------------                  -------------------
(State or other jurisdiction              (Commission                    (I.R.S. employer
     of incorporation)                    file number)                  identification no.)



               1440 Kapiolani Boulevard, Honolulu, Hawaii 96814
               ------------------------------------------------
          (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code     (808) 945-7439
                                                       --------------

Item 5. Other Events and Regulation FD Disclosure.
--------------------------------------------------

     On May 15, 2001, Cheap Tickets issued a press release announcing a strategic alliance with Delta Air Lines. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     As part of the strategic alliance, Cheap Tickets is issuing to Delta a warrant to purchase 1,626,426 shares of Cheap Tickets common stock, or approximately 7.0% of the shares of Cheap Tickets Common Stock currently issued and outstanding. The Warrant expires on December 31, 2006. The Warrant contains an exercise price which is approximately equal to the fair market value of Cheap Tickets Common Stock on the date of issuance.

Item 7. Financial Statements and Exhibits.
------------------------------------------

(c) Exhibits.

Exhibit 99.1. Press Release dated May 15, 2001.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CHEAP TICKETS, INC.



                                         By:   /s/ Samuel D. Horgan
                                              ----------------------------------
                                              Samuel D. Horgan
                                              Vice President of Finance and
                                              Chief Financial Officer


Date:  May 15, 2001